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                                                               EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


                  We consent to the incorporation by reference in this Registration Statement of OnCure Technologies Corp. on Form S-8 of our report dated February 23, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-KSB of OnCure Technologies Corp. for the year ended December 31, 2000.


                                             /s/ MOORE STEPHENS, P.C.
                                             --------------------------
                                             MOORE STEPHENS, P.C.
                                             Certified Public Accountants.


Cranford, New Jersey
January 15, 2002